Exhibit 10.12

WAIVER TO CREDIT AGREEMENT

This Waiver to CREDIT Agreement, dated as of September 26, 2024 (this “Agreement”), is made by and among FrontView Operating Partnership LP (the “Borrower”), the Lenders signatory hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement referred to below.

W I T N E S S E T H

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of September 6, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement), among the Borrower, the various Lenders party thereto, and the Administrative Agent, pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrower on the terms and conditions set forth in the Credit Agreement;

WHEREAS, Section 4.1 of the Credit Agreement provides that the Effective Date of the Credit Agreement requires the delivery of (a) a Subsidiary Guaranty executed by each Material Subsidiary pursuant to Section 4.1(a) of the Credit Agreement, (b) opinions of counsel as to each Subsidiary Guarantor pursuant to Section 4.1(b) of the Credit Agreement and (c) certificates of good standing, formation documents, incumbency certificates and authorizing resolutions for each Subsidiary Guarantor pursuant to Section 4.1(c)(i)-(iv) of the Credit Agreement (collectively, the “Subsidiary Guarantor Closing Deliverables”);

WHEREAS, the Borrower has informed the Lenders that it intends to undertake an organizational restructuring that will significantly reduce the number of its Material Subsidiaries by generally causing all Unencumbered Pool Assets in each state to be owned by one or two Subsidiaries (instead of the current structure by which each Unencumbered Pool Asset is owned by a separate Subsidiary) (such restructuring being referred to herein as the “Subsidiary Guarantor Restructuring”);

WHEREAS, the Borrower has requested that the Lenders temporarily waive receipt of the Subsidiary Guarantor Closing Deliverables for each Material Subsidiary that directly owns or leases an Unencumbered Pool Asset in order to permit the Borrower to complete the Subsidiary Guarantor Restructuring, subject to the terms and conditions set forth herein; and

WHEREAS, the undersigned Lenders are willing to temporarily waive receipt of the Subsidiary Guarantor Closing Deliverables for each Material Subsidiary that directly owns or leases an Unencumbered Pool Asset, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Waiver. Pursuant to Section 9.2 of the Credit Agreement, and subject to the limitations contained herein and the satisfaction of the conditions set forth in Section 2 hereof, the undersigned Lenders hereby temporarily waive, on a one time only basis, receipt of the Subsidiary Guarantor Closing Deliverables for each Material Subsidiary that directly owns or leases an Unencumbered Pool Asset (an “Unencumbered Pool Asset Owner”), from the date on which all conditions set forth in Section 2 hereof shall be satisfied (the “Waiver Effective Date”), until the date (the “Waiver Termination Date”) which is the earliest to occur of (a) a default or breach by the Borrower of any term, agreement or covenant under this Agreement, or (b) the occurrence of a Default or an Event of Default under the Credit Agreement or any other Loan Document, or (c) December 9, 2024 (the “Waiver Period”). This specific waiver applies only to receipt of the Subsidiary Guarantor Closing Deliverables for the Unencumbered Pool Asset Owners and only for the Waiver Period and for the express circumstances described above. On or before the occurrence of the Waiver Termination Date, the Borrower covenants and agrees to deliver (a) the Subsidiary

Guarantor Closing Deliverables for each Unencumbered Pool Asset Owner and (b) an updated organizational structure chart after giving effect to the Subsidiary Guarantor Restructuring and until such time as Borrower complies with such clauses (a) and (b), none of the Unencumbered Pool Asset Owners nor their parent entities that are Subsidiaries of the Borrower and are not Guarantors shall incur or otherwise become obligated for any Indebtedness other than the Obligations. Notwithstanding anything to the contrary in Section 7.1 of the Credit Agreement, the Borrower agrees that its failure to deliver the Subsidiary Guarantor Closing Deliverables for each Unencumbered Pool Asset Owner on or before the Waiver Termination Date shall constitute an immediate Event of Default under the Credit Agreement. The Borrower hereby represents and warrants as of the date hereof that no Default or Event of Default exists as of the date hereof.

Section 2. Conditions. This Agreement shall be deemed effective upon and the agreements set forth herein are conditioned upon the complete satisfaction of the following conditions:

(a) the Effective Date (other than delivery of the Subsidiary Guarantor Closing Deliverables for the Unencumbered Pool Asset Owners) shall have occurred;

(b) execution and delivery of this Agreement by each party hereto; and

(c) without limiting clause (a) above, on the Effective Date, the Borrower shall have delivered the Subsidiary Guarantor Closing Deliverables for each Subsidiary that indirectly owns or leases an Unencumbered Pool Asset and is listed on Schedule 1 hereto.

Section 3. Limitation. The foregoing waiver is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and no provision of the Loan Documents is amended or waived in any way other than as expressly provided herein. Except as otherwise expressly provided or contemplated by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect. The making of the waiver in this Agreement does not imply any obligation or agreement by the Lenders to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.
Section 4. Credit Agreement References. On and after the effective date of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference to the Credit Agreement by the words "thereunder", "thereof" or words of like import in any Loan Document or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Agreement. This Agreement shall constitute a “Loan Document” under the Credit Agreement.
Section 5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.
Section 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be original, with the same effect as if the signatures hereto and thereto were upon the same instrument. This Agreement shall become effective upon the execution of a counterpart by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature (as defined below) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

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Section 7. Governing Law. This Agreement shall for all purposes be considered a Loan Document and shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement through their duly authorized representatives as of date first written above.

BORROWER:

FRONTVIEW OPERATING PARTNERSHIP LP

By: NADG NNN Property Fund GP (Canada) ULC, Inc., its general partner

By: /s/ Stephen Preston_____________________________

Name: Stephen Preston

Title: Authorized Person

[Signature page to FrontView Waiver Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Leonard Ho________________________________

Name: Leonard Ho
Title: Vice President

[Signature page to FrontView Waiver Agreement]

WELLS FARGO BANK, N.A.

By: /s/ Matthew Khun______________________________
 Name: Matthew Khun
 Title: Managing Director

[Signature page to FrontView Waiver Agreement]

BANK OF AMERICA, N.A.

By: /s/ Kyle Pearson_______________________________
 Name: Kyle Pearson
 Title: Senior Vice President

[Signature page to FrontView Waiver Agreement]

CIBC BANK USA, an Illinois state chartered bank

By: /s/ Jeffrey I. Shulman___________________________
 Name: Jeffrey I. Shulman
 Title: Managing Director

[Signature page to FrontView Waiver Agreement]

CAPITAL ONE, N.A.

By: /s/ Jessica W. Phillips___________________________
 Name: Jessica W. Phillips
 Title: Authorized Signatory

[Signature page to FrontView Waiver Agreement]

MORGAN STANLEY BANK, N.A.

By: /s/ Gretell Merlo_______________________________
 Name: Gretell Merlo
 Title: Authorized Signatory

[Signature page to FrontView Waiver Agreement]

Schedule 1

Subsidiary Guarantors

1. FVR Subsidiary GP, LLC

2. FVR Subsidiary REIT I GP, LLLP

3. FVR Subsidiary OP GP, LLLP

4. FVR Subsidiary REIT II LLC

5. FVR Subsidiary REIT I LP

6. FVR Subsidiary OP LP

7. FVR Subsidiary 50/50 GP LLC

8. FVR Subsidiary 50/50 LP

[Signature page to FrontView Waiver Agreement]